UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-07489

Oppenheimer International Growth Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: November 30

Date of reporting period: 2/28/2019

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS February 28, 2019 Unaudited

	Shares	Value
Common Stocks—98.4%
Consumer Discretionary—23.2%
Auto Components—3.9%
Continental AG	1,544,816	$253,070,210
Koito Manufacturing Co. Ltd.	5,160,900	299,008,879
Valeo SA	6,456,203	203,601,503

		755,680,592
Automobiles—2.9%
Bayerische Motoren Werke AG	2,296,249	194,125,779
Hero MotoCorp Ltd.	5,867,760	217,026,277
Subaru Corp.	5,598,800	142,205,442

		553,357,498
Entertainment—0.2%
Ubisoft Entertainment SA1	500,710	36,129,152
Hotels, Restaurants & Leisure—3.4%
Carnival Corp.	5,106,069	294,926,545
Domino’s Pizza Group plc[2]	33,307,221	103,170,906
Whitbread plc	4,064,188	261,538,862

		659,636,313
Household Durables—1.6%
SEB SA1	1,763,577	303,593,389
Interactive Media & Services—1.7%
Baidu, Inc., Sponsored ADR[1]	1,307,600	212,537,304
Scout24 AG2,3	2,305,695	121,466,551

		334,003,855
Internet & Catalog Retail—1.1%
Alibaba Group Holding Ltd., Sponsored ADR[1]	1,171,249	214,373,705
Media—1.5%
SES SA, Cl. A, FDR	14,078,100	282,766,791
Multiline Retail—0.8%
Dollarama, Inc.	5,919,837	160,237,542
Specialty Retail—1.1%
Nitori Holdings Co. Ltd.	1,668,000	208,067,824
Textiles, Apparel & Luxury Goods—5.0%
Cie Financiere Richemont SA	2,526,490	193,368,128
EssilorLuxottica SA	1,198,508	145,088,614

	Shares	Value
Textiles, Apparel & Luxury Goods (Continued)
Hermes International	591,362	$375,081,734
LVMH Moet Hennessy Louis Vuitton SE	719,540	247,775,654

		961,314,130
Consumer Staples—10.7%
Beverages—2.4%
Heineken NV	2,358,637	237,540,565
Pernod Ricard SA	1,339,892	231,009,896

		468,550,461
Food & Staples Retailing—2.8%
Alimentation Couche-Tard, Inc., Cl. B	5,491,630	309,521,028
CP ALL PCL	89,555,100	221,018,918

		530,539,946
Food Products—3.6%
Barry Callebaut AG	115,008	198,034,704
Saputo, Inc.	7,033,235	229,230,175
WH Group Ltd.[3]	297,266,000	264,167,804

		691,432,683
Household Products—1.0%
Reckitt Benckiser Group plc	2,531,160	193,551,093
Tobacco—0.9%
Swedish Match AB	3,757,212	176,094,360
Energy—1.0%
Energy Equipment & Services—1.0%
TechnipFMC plc	8,918,906	196,607,964
Financials—4.7%
Commercial Banks—2.0%
ICICI Bank Ltd., Sponsored ADR	39,833,555	392,758,852
Insurance—2.7%
Legal & General Group plc	63,258,563	235,329,182
Prudential plc	13,091,385	275,935,221

		511,264,403
Health Care—12.5%
Biotechnology—3.1%
CSL Ltd.	2,105,611	289,074,678
Grifols SA	11,917,554	309,756,923

		598,831,601

1      OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Health Care Equipment & Supplies—3.1%
Hoya Corp.	4,132,410	$253,310,453
Medtronic plc	431,240	39,027,220
ResMed, Inc.	559,460	57,305,488
Siemens Healthineers AG3	5,943,034	240,776,210

		590,419,371
Health Care Providers & Services—0.4%
Fresenius Medical Care AG & Co. KGaA	970,574	76,080,726
Life Sciences Tools & Services—1.6%
Lonza Group AG1	1,090,967	303,178,325
Pharmaceuticals—4.3%
Bayer AG	2,558,464	204,566,517
Novo Nordisk AS, Cl. B	7,917,256	388,478,865
Oxagen Ltd.[1,4]	214,287	—
Roche Holding AG	849,603	235,996,442

		829,041,824
Industrials—18.8%
Aerospace & Defense—1.7%
Airbus SE	2,570,813	332,992,385
Commercial Services & Supplies—3.3%
Edenred	7,210,146	320,607,186
Prosegur Cash SA3	50,298,553	117,927,326
Prosegur Cia de Seguridad SA2	33,852,711	189,258,373

		627,792,885
Construction & Engineering—1.2%
Boskalis Westminster[2]	8,487,072	238,678,601
Electrical Equipment—3.1%
Legrand SA	3,142,070	207,607,135
Melrose Industries plc	63,018,859	145,262,811
Nidec Corp.	2,070,970	251,911,971

		604,781,917
Machinery—6.0%
Aalberts Industries NV	4,569,907	168,685,052
Atlas Copco AB, Cl. A	8,510,013	230,455,054
Epiroc AB, Cl. A1	15,034,743	150,889,503
Kubota Corp.	15,644,800	211,354,147
VAT Group AG1,2,3	2,209,117	229,604,107

	Shares	Value
Machinery (Continued)
Weir Group plc (The)	7,038,288	$152,920,078

		1,143,907,941
Professional Services—0.8%
Intertek Group plc	2,363,020	159,294,830
Trading Companies & Distributors—2.7%
Bunzl plc	12,523,041	394,050,872
Ferguson plc	1,765,669	122,208,469

		516,259,341
Information Technology—22.0%
Communications Equipment—2.1%
Nokia OYJ	65,161,605	394,639,260
Electronic Equipment, Instruments, & Components—3.4%
Hitachi Ltd.	9,829,400	295,048,851
Keyence Corp.	624,842	365,759,141

		660,807,992
IT Services—3.3%
Amadeus IT Group SA	2,747,697	206,823,418
Atos SE	2,283,430	219,940,519
EPAM Systems, Inc.[1]	1,342,850	217,246,273

		644,010,210
Semiconductors & Semiconductor Equipment—6.5%
ams AG2	3,813,140	118,297,472
ASML Holding NV	1,965,302	359,657,861
Infineon Technologies AG	21,816,406	479,113,858
STMicroelectronics NV	17,924,660	292,690,437

		1,249,759,628
Software—6.7%
Atlassian Corp. plc, Cl. A1	458,750	49,306,450
Dassault Systemes SE	1,326,030	193,939,602
SAP SE	4,366,778	467,571,490
Temenos AG1	2,501,696	362,450,241
Xero Ltd.[1]	6,309,265	212,200,164

		1,285,467,947
Materials—4.0%
Chemicals—2.1%
Novozymes AS, Cl. B	3,224,744	146,372,413
Sika AG	1,906,810	257,699,969

		404,072,382

2      OPPENHEIMER INTERNATIONAL GROWTH FUND

	Shares	Value
Construction Materials—0.6%
James Hardie Industries plc	8,986,400	$112,460,619
Containers & Packaging—1.3%
CCL Industries, Inc., Cl. B	6,038,348	246,682,312
Telecommunication Services—1.5%
Diversified Telecommunication Services—1.5%
Nippon Telegraph & Telephone Corp.	4,865,500	210,061,126
United Internet AG	2,288,414	83,247,509

		293,308,635

Total Common Stocks
(Cost $14,481,033,378)		18,942,429,285

	Shares	Value
Preferred Stock—0.0%
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv. (Cost $315,166)	17,213,928	$1,909,533
Investment Company—1.4%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 2.37%[2,5] (Cost $268,048,402)	268,048,402	268,048,402
Total Investments, at Value (Cost $14,749,396,946)	99.8%	19,212,387,220
Net Other Assets (Liabilities)	0.2	29,572,617

Net Assets	100.0%	$19,241,959,837

Footnotes to Statement of Investments

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares
	November 30,	Gross	Gross	Shares
	2018	Additions	Reductions February 28, 2019
Common Stock Commercial Services & Supplies
Prosegur Cia de Seguridad SA	33,680,042	172,669	—	33,852,711
Construction & Engineering
Boskalis Westminster	9,911,736	37,615	1,462,279	8,487,072
Hotels, Restaurants & Leisure
Domino’s Pizza Group plc	42,691,271	—	9,384,050	33,307,221
Interactive Media & Services
Scout24 AGa	6,062,080	—	3,756,385	2,305,695
Machinery
VAT Group AG	2,197,849	11,268	—	2,209,117
Semiconductors & Semiconductor Equipment
ams AGa	4,793,798	—	980,658	3,813,140
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	1,321,488,716	876,915,922	1,930,356,236	268,048,402

3      OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

	Value		Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Common Stock Commercial Services & Supplies
Prosegur Cia de Seguridad SA	$189,258,373		$1,001,880	$—	$13,058,764
Construction & Engineering
Boskalis Westminster	238,678,601		—	(24,989,142)	24,745,754
Hotels, Restaurants & Leisure
Domino’s Pizza Group plc	103,170,906		—	3,091,119	(10,844,957)
Interactive Media & Services
Scout24 AGa	—	[b]	—	36,384,295	16,129,515
Machinery
VAT Group AG	229,604,107		—	—	(1,132,832)
Semiconductors & Semiconductor Equipment
ams AGa	—	[b]	—	(85,715,121)	90,344,806
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	268,048,402		3,559,132	—	—

Total	$1,028,760,389		$4,561,012	$(71,228,849)	$132,301,050

a. No longer an affiliate at period end.

b. The security is no longer an affiliate. Therefore, the value has been excluded from this table.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $973,941,998 or 5.06% of the Fund’s net assets at period end.

4. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Notes.

5. Rate shown is the 7-day yield at period end.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
France	$2,817,366,770	14.7%
Japan	2,236,727,834	11.6
Germany	2,120,018,852	11.0
United Kingdom	2,117,661,817	11.0
Switzerland	2,073,022,352	10.8
Netherlands	1,004,562,078	5.2
United States	998,762,398	5.2
Canada	945,671,058	4.9
Spain	823,766,039	4.3
India	611,694,662	3.2
Sweden	557,438,917	2.9
Denmark	534,851,278	2.8
China	426,911,008	2.2
Finland	394,639,260	2.1

4      OPPENHEIMER INTERNATIONAL GROWTH FUND

Geographic Holdings (Continued)	Value	Percent
Australia	$338,381,128	1.8%
Luxembourg	282,766,791	1.5
Hong Kong	264,167,804	1.4
Thailand	221,018,918	1.1
New Zealand	212,200,165	1.1
Austria	118,297,472	0.6
Ireland	112,460,619	0.6

Total	$19,212,387,220	100.0%

5      OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS February 28, 2019 Unaudited

1. Organization

Oppenheimer International Growth Fund (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange” or “NYSE”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales

6      OPPENHEIMER INTERNATIONAL GROWTH FUND

3. Securities Valuation (Continued)

occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or

7      OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$882,075,096	$3,587,085,695	$—	$4,469,160,791
Consumer Staples	538,751,203	1,521,417,340	—	2,060,168,543
Energy	—	196,607,964	—	196,607,964
Financials	392,758,852	511,264,403	—	904,023,255
Health Care	96,332,708	2,301,219,139	—	2,397,551,847
Industrials	—	3,623,707,900	—	3,623,707,900
Information Technology	266,552,723	3,968,132,314	—	4,234,685,037
Materials	246,682,312	516,533,001	—	763,215,313
Telecommunication Services	—	293,308,635	—	293,308,635
Preferred Stock	1,909,533	—	—	1,909,533
Investment Company	268,048,402	—	—	268,048,402

Total Assets	$2,693,110,829	$16,519,276,391	$—	$19,212,387,220

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

8      OPPENHEIMER INTERNATIONAL GROWTH FUND

3. Securities Valuation (Continued)

	Transfers out of Level 1*	Transfers into Level 2*
Assets Table Investments, at Value:
Common Stocks Consumer Discretionary	$(276,878,659)	$276,878,659
Industrials	(275,849,592)	275,849,592
Information Technology	(623,788,349)	623,788,349
Telecommunication Services	(307,293,133)	307,293,133

Total Assets	$(1,483,809,733)	$1,483,809,733

* Transfers from Level 1 to Level 2 are a result of a change in pricing methodology to the use of a valuation determined based on observable market information other than quoted prices from an active market due to a lack of available unadjusted quoted prices.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager or an affiliate of the Manager (“Affiliated Funds”). Affiliated Funds are management investment companies registered under the 1940 Act, as amended. Unless otherwise stated, the Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of

9      OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to

10      OPPENHEIMER INTERNATIONAL GROWTH FUND

5. Market Risk Factors (Continued)

increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Pending Acquisition

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of the Sub-Adviser and the Manager, announced that it has entered into an agreement whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser (the “Transaction”). In connection with the Transaction, on January 11, 2019, the Fund’s Board unanimously approved an Agreement and Plan of Reorganization (the “Agreement”), which provides for the transfer of the assets and liabilities of the Fund to a corresponding, newly formed fund (the “Acquiring Fund”) in the Invesco family of funds (the “Reorganization”) in exchange for shares of the corresponding Acquiring Fund of equal value to the value of the shares of the Fund as of the close of business on the closing date. Although the Acquiring Fund will be managed by Invesco Advisers, Inc., the Acquiring Fund will, as of the closing date, have the same investment objective and substantially similar principal investment strategies and risks as the Fund. After the Reorganization, Invesco Advisers, Inc. will be the investment adviser to the Acquiring Fund, and the Fund will be liquidated and dissolved under applicable law and terminate its registration under the Investment Company Act of 1940, as amended. The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes.

The Reorganization is subject to the approval of shareholders of the Fund. Shareholders of record of the Fund on January 14, 2019 will be entitled to vote on the Reorganization and will receive a combined prospectus and proxy statement describing the Reorganization, the shareholder meeting, and a discussion of the factors the Fund’s Board considered in approving the Agreement. The combined prospectus and proxy statement is expected to be distributed to

11      OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Pending Acquisition (Continued)

shareholders of record on or about February 28, 2019. The anticipated date of the shareholder meeting is on or about April 12, 2019.

If shareholders approve the Agreement and certain other closing conditions are satisfied or waived, the Reorganization is expected to close during the second quarter of 2019, or as soon as practicable thereafter. This is subject to change.

12      OPPENHEIMER INTERNATIONAL GROWTH FUND

Item 2. Controls and Procedures.

(a)

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 2/28/2019, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)

There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer International Growth Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	4/19/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	4/19/2019

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	4/19/2019